Blanket Bond Insurance Agreement

This Agreement is made as of the 25th day of March, 2020, by and among the investment companies listed in Appendix A (collectively referred to herein as the “Funds”), First Trust Advisors L.P. (the “Advisor”) and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the “Parties”).

Witnesseth:

Whereas, the Parties have agreed to acquire a joint insured policy (the “Policy”) issued by ICI Mutual Insurance Company containing broker’s blanket bond coverage (“Blanket Bond Coverage”) which shall cover all Parties;

Whereas, the total amount of the Blanket Bond Coverage under the Policy will be $35,000,000 (“Bond Amount”) based upon the determination of each Fund’s Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $34,175,000 (“Basic Bond Coverage”) as provided in Appendix B;

Whereas, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

The Parties, therefore, agree that:

1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

2. Losses.

(a) General. The Policy is a “claims made” insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a “Blanket Bond Loss.” Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

(b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days’ written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party’s rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

In Witness Whereof, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

First Trust/Aberdeen Global Opportunity Income Fund

First Trust Mortgage Income Fund

First Trust/Aberdeen Emerging Opportunity Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust High Income Long/Short Fund

First Trust Energy Infrastructure Fund

First Trust MLP and Energy Income Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust New Opportunities MLP & Energy Fund

First Trust Dynamic Europe Equity Income Fund

First Trust Senior Floating Rate 2022 Target Term Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Series Fund

First Trust Variable Insurance Trust

By	/s/ Kristi A. Maher
Kristi A. Maher, Assistant Secretary

First Trust Advisors L.P.

First Trust Portfolios L.P.

By	/s/ Kristi A. Maher
Kristi A. Maher, Deputy General Counsel

Appendix A

Closed-End Funds

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

First Trust Energy Income and Growth Fund

First Trust Enhanced Equity Income Fund

First Trust/Aberdeen Global Opportunity Income Fund

First Trust Mortgage Income Fund

First Trust/Aberdeen Emerging Opportunity Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust Senior Floating Rate Income Fund II

First Trust High Income Long/Short Fund

First Trust Energy Infrastructure Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

First Trust Senior Floating Rate 2022 Target Term Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust Dynamic Europe Equity Income Fund

First Trust High Yield Opportunities 2027 Term Fund

Exchange-Traded Funds

First Trust Exchange-Traded Fund

First Trust Dow Jones Select MicroCap Index Fund

First Trust Morningstar Dividend Leaders Index Fund

First Trust US Equity Opportunities ETF

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust NYSE Arca Biotechnology Index Fund

First Trust Dow Jones Internet Index Fund

First Trust Capital Strength ETF

First Trust Total US Market AlphaDEX® ETF

First Trust Value Line® Dividend Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust S&P REIT Index Fund

First Trust Chindia ETF

First Trust Natural Gas ETF

First Trust Water ETF

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust Dorsey Wright People’s Portfolio ETF

First Trust Dow 30 Equal Weight ETF

First Trust Lunt U.S. Factor Rotation ETF

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

FT Cboe Vest Gold Strategy Target Income ETF

First Trust Exchange-Traded Fund II

First Trust STOXX® European Select Dividend Index Fund

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

First Trust Dow Jones Global Select Dividend Index Fund

First Trust Global Wind Energy ETF

First Trust Global Engineering and Construction ETF

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund

First Trust Indxx Global Natural Resources Income ETF

First Trust Indxx Global Agriculture ETF

First Trust BICK Index Fund

First Trust Indxx NextG ETF

First Trust NASDAQ Global Auto Index Fund

First Trust Cloud Computing ETF

First Trust International Equity Opportunities ETF

First Trust Nasdaq Cybersecurity ETF

First Trust IPOX® Europe Equity Opportunities ETF

First Trust Dow Jones International Internet ETF

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Large Cap Core AlphaDEX® Fund

First Trust Mid Cap Core AlphaDEX® Fund

First Trust Small Cap Core AlphaDEX® Fund

First Trust Large Cap Value AlphaDEX® Fund

First Trust Large Cap Growth AlphaDEX® Fund

First Trust Multi Cap Value AlphaDEX® Fund

First Trust Multi Cap Growth AlphaDEX® Fund

First Trust Consumer Discretionary AlphaDEX® Fund

First Trust Consumer Staples AlphaDEX® Fund

First Trust Energy AlphaDEX® Fund

First Trust Financials AlphaDEX® Fund

First Trust Health Care AlphaDEX® Fund

First Trust Industrials/Producer Durables AlphaDEX® Fund

First Trust Materials AlphaDEX® Fund

First Trust Technology AlphaDEX® Fund

First Trust Utilities AlphaDEX® Fund

First Trust Mid Cap Growth AlphaDEX® Fund

First Trust Mid Cap Value AlphaDEX® Fund

First Trust Small Cap Growth AlphaDEX® Fund

First Trust Small Cap Value AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Developed Markets ex-US AlphaDEX® Fund

First Trust Emerging Markets AlphaDEX® Fund

First Trust Asia Pacific ex-Japan AlphaDEX® Fund

First Trust Europe AlphaDEX® Fund

First Trust Latin America AlphaDEX® Fund

First Trust Brazil AlphaDEX® Fund

First Trust China AlphaDEX® Fund

First Trust Japan AlphaDEX® Fund

First Trust South Korea AlphaDEX® Fund

First Trust Germany AlphaDEX® Fund

First Trust Canada AlphaDEX® Fund

First Trust Australia AlphaDEX® Fund

First Trust United Kingdom AlphaDEX® Fund

First Trust India NIFTY 50 Equal Weight ETF

First Trust Hong Kong AlphaDEX® Fund

First Trust Switzerland AlphaDEX® Fund

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund

First Trust Emerging Markets Small Cap AlphaDEX® Fund

First Trust Eurozone AlphaDEX® ETF

First Trust Exchange-Traded Fund III

First Trust Preferred Securities and Income ETF

First Trust Managed Municipal ETF

First Trust Long/Short Equity ETF

First Trust Emerging Markets Local Currency Bond ETF

First Trust RiverFront Dynamic Asia Pacific ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Europe ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust California Municipal High Income ETF

First Trust Institutional Preferred Securities and Income ETF

First Trust Municipal High Income ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Short Duration Managed Municipal ETF

First Trust Merger Arbitrage ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust Exchange-Traded Fund IV

First Trust North American Energy Infrastructure Fund

First Trust Tactical High Yield ETF

First Trust Senior Loan Fund

First Trust Enhanced Short Maturity ETF

First Trust Strategic Income ETF

First Trust Low Duration Opportunities ETF

First Trust SSI Strategic Convertible Securities ETF

First Trust EIP Carbon Impact ETF

First Trust Long Duration Opportunities ETF

First Trust Exchange-Traded Fund V

First Trust Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI

First Trust NASDAQ Technology Dividend Index Fund

Multi-Asset Diversified Income Index Fund

First Trust S&P International Dividend Aristocrats ETF

First Trust BuyWrite Income ETF

First Trust Hedged BuyWrite Income ETF

First Trust Rising Dividend Achievers ETF

First Trust Dorsey Wright Focus 5 ETF

First Trust RBA American Industrial Renaissance® ETF

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Dorsey Wright International Focus 5 ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust Indxx Innovative Transaction & Process ETF

First Trust Nasdaq Artificial Intelligence and Robotics ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Retail ETF

First Trust Nasdaq Semiconductor ETF

First Trust Nasdaq Transportation ETF

Developed International Equity Select ETF

Emerging Markets Equity Select ETF

Large Cap US Equity Select ETF

Mid Cap US Equity Select ETF

Small Cap US Equity Select ETF

US Equity Dividend Select ETF

First Trust Dorsey Wright DALI 1 ETF

First Trust Dorsey Wright Momentum & Value ETF

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust International Developed Capital Strength ETF

First Trust Exchange-Traded Fund VII

First Trust Global Tactical Commodity Strategy Fund

First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII

First Trust CEF Income Opportunity ETF

First Trust Municipal CEF Income Opportunity ETF

First Trust TCW Opportunistic Fixed Income ETF

EquityCompass Risk Manager ETF

EquityCompass Tactical Risk Manager ETF

First Trust TCW Unconstrained Plus Bond ETF

First Trust Low Duration Strategic Focus ETF

FT Cboe Vest Fund of Buffer ETFs

FT Cboe Vest U.S. Equity Buffer ETF-August

FT Cboe Vest U.S. Equity Deep Buffer ETF-August

FT Cboe Vest U.S. Equity Buffer ETF-November

FT Cboe Vest U.S. Equity Deep Buffer ETF-November

FT Cboe Vest U.S. Equity Buffer ETF-February

FT Cboe Vest U.S. Equity Deep Buffer ETF-February

FT Cboe Vest U.S. Equity Buffer ETF-May

FT Cboe Vest U.S. Equity Deep Buffer ETF-May

FT Cboe Vest U.S. Equity Buffer ETF-June

FT Cboe Vest U.S. Equity Deep Buffer ETF-June

FT Cboe Vest U.S. Equity Buffer ETF – July

FT Cboe Vest U.S. Equity Deep Buffer ETF - July

FT Cboe Vest U.S. Equity Buffer ETF- September

FT Cboe Vest U.S. Equity Deep Buffer ETF- September

First Multi-Manager Large Growth ETF

First Trust TCW Securitized Plus ETF

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

FT Cboe Vest U.S. Equity Buffer ETF- October

FT Cboe Vest U.S. Equity Deep Buffer ETF- October

FT Cboe Vest U.S. Equity Buffer ETF - December

FT Cboe Vest U.S. Equity Deep Buffer ETF - December

FT Cboe Vest Growth-100 Buffer ETF - December

FT Cboe Vest International Equity Buffer ETF - December

FT Cboe Vest Fund of Deep Buffer ETFs

FT Cboe Vest U.S. Equity Deep Buffer ETF - January

FT Cboe Vest U.S. Equity Buffer ETF - January

FT TCW Emerging Markets Debt ETF

Open End Funds

First Trust Series Fund

First Trust Preferred Securities and Income Fund

First Trust/Confluence Small Cap Value Fund

First Trust Short Duration High Income Fund

First Trust Variable Insurance Trust

First Trust/Dow Jones Dividend & Income Allocation Portfolio

First Trust Multi Income Allocation Portfolio

First Trust Dorsey Wright Tactical Core Portfolio

First Trust Capital Strength Portfolio

First Trust International Developed Capital Strength Portfolio

Appendix B

First Trust Closed-End Funds
First Trust Senior Floating Rate Income Fund II	$900,000
First Trust Energy Income and Growth Fund	$750,000
First Trust Enhanced Equity Income Fund	$750,000
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$525,000
First Trust/Aberdeen Global Opportunity Income Fund	$600,000
First Trust Mortgage Income Fund	$400,000
First Trust/Aberdeen Emerging Opportunity Fund	$450,000
First Trust Specialty Finance and Financial Opportunities Fund	$400,000
First Trust High Income Long/Short Fund	$900,000
First Trust Energy Infrastructure Fund	$750,000
First Trust MLP and Energy Income Fund	$750,000
First Trust Intermediate Duration Preferred & Income Fund	$1,250,000
First Trust New Opportunities MLP & Energy Fund	$600,000
First Trust Dynamic Europe Equity Income Fund	$600,000
First Trust Senior Floating Rate 2022 Target Term Fund	$900,000
First Trust High Yield Opportunities 2027 Term Fund	$1,250,000
Sub-Total	$11,775,000
First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	N/A
First Trust Morningstar Dividend Leaders Index Fund	N/A
First Trust US Equity Opportunities ETF	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	N/A
First Trust NYSE Arca Biotechnology Index Fund	N/A
First Trust Dow Jones Internet Index Fund	N/A
First Trust Capital Strength ETF	N/A
First Trust Total US Market AlphaDEX® ETF	N/A
First Trust Value Line® Dividend Index Fund	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	N/A
First Trust S&P REIT Index Fund	N/A
First Trust Water ETF	N/A
First Trust Natural Gas ETF	N/A
First Trust Chindia ETF	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	N/A
First Trust Dorsey Wright People’s Portfolio ETF	N/A
First Trust Dow 30 Equal Weight ETF	N/A
First Trust Lunt U.S. Factor Rotation ETF	N/A
First Trust Cboe Vest Gold Strategy Quarterly Buffer ETF	N/A
First Trust Cboe Vest Gold Strategy Target Income ETF	N/A
Sub-Total	$2,500,000
First Trust Exchange-Traded AlphaDEX® Fund
First Trust Consumer Discretionary AlphaDEX® Fund	N/A
First Trust Consumer Staples AlphaDEX® Fund	N/A
First Trust Energy AlphaDEX® Fund	N/A
First Trust Financials AlphaDEX® Fund	N/A
First Trust Health Care AlphaDEX® Fund	N/A
First Trust Industrials/Producer Durables AlphaDEX® Fund	N/A
First Trust Materials AlphaDEX® Fund	N/A
First Trust Technology AlphaDEX® Fund	N/A
First Trust Utilities AlphaDEX® Fund	N/A
First Trust Large Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Growth AlphaDEX® Fund	N/A
First Trust Mid Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Core AlphaDEX® Fund	N/A
First Trust Small Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Growth AlphaDEX® Fund	N/A
First Trust Large Cap Growth AlphaDEX® Fund	N/A
First Trust Multi Cap Value AlphaDEX® Fund	N/A
First Trust Multi Cap Growth AlphaDEX® Fund	N/A
First Trust Large Cap Value AlphaDEX® Fund	N/A
Sub-Total	$2,500,000
First Trust Exchange-Traded Fund II
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	N/A
First Trust STOXX® European Select Dividend Index Fund	N/A
First Trust Dow Jones Global Select Dividend Index Fund	N/A
First Trust Global Wind Energy ETF	N/A
First Trust Global Engineering and Construction ETF	N/A
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	N/A
First Trust Indxx Global Natural Resources Income ETF	N/A
First Trust Indxx Global Agriculture ETF	N/A
First Trust BICK Index Fund	N/A
First Trust Cloud Computing ETF	N/A
First Trust Indxx NextG ETF	N/A
First Trust NASDAQ Global Auto Index Fund	N/A
First Trust International Equity Opportunities ETF	N/A
First Trust Nasdaq Cybersecurity ETF	N/A
First Trust IPOX® Europe Equity Opportunities ETF	N/A
First Trust Dow Jones International Internet ETF	N/A
Sub-Total	$2,500,000
First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	N/A
First Trust Emerging Markets AlphaDEX® Fund	N/A
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	N/A
First Trust Europe AlphaDEX® Fund	N/A
First Trust Latin America AlphaDEX® Fund	N/A
First Trust Brazil AlphaDEX® Fund	N/A
First Trust China AlphaDEX® Fund	N/A
First Trust Japan AlphaDEX® Fund	N/A
First Trust South Korea AlphaDEX® Fund	N/A
First Trust Germany AlphaDEX® Fund	N/A
First Trust Canada AlphaDEX® Fund	N/A
First Trust Australia AlphaDEX® Fund	N/A
First Trust United Kingdom AlphaDEX® Fund	N/A
First Trust India NIFTY 50 Equal Weight ETF	N/A
First Trust Hong Kong AlphaDEX® Fund	N/A
First Trust Switzerland AlphaDEX® Fund	N/A
First Trust Emerging Markets Small Cap AlphaDEX® Fund	N/A
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	N/A
First Trust Eurozone AlphaDEX® ETF	N/A
Sub-Total	$1,500,000
First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	N/A
First Trust Managed Municipal ETF	N/A
First Trust Long/Short Equity ETF	N/A
First Trust Emerging Markets Local Currency Bond ETF	N/A
First Trust Horizon Managed Volatility Domestic ETF	N/A
First Trust Horizon Managed Volatility Developed International ETF	N/A
First Trust RiverFront Dynamic Asia Pacific ETF	N/A
First Trust RiverFront Dynamic Developed International ETF	N/A
First Trust RiverFront Dynamic Europe ETF	N/A
First Trust RiverFront Dynamic Emerging Markets ETF	N/A
First Trust California Municipal High Income ETF	N/A
First Trust Institutional Preferred Securities and Income ETF	N/A
First Trust Municipal High Income ETF	N/A
First Trust Ultra Short Duration Municipal ETF	N/A
First Trust Short Duration Managed Municipal ETF	N/A
First Trust Horizon Managed Volatility Small/Mid ETF	N/A
First Trust Merger Arbitrage ETF	N/A
Sub-Total	$2,500,000
First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	N/A
First Trust Tactical High Yield ETF	N/A
First Trust Senior Loan Fund	N/A
First Trust Enhanced Short Maturity ETF	N/A
First Trust Strategic Income ETF	N/A
First Trust Low Duration Opportunities ETF	N/A
First Trust SSI Strategic Convertible Securities ETF	N/A
First Trust EIP Carbon Impact ETF	N/A
First Trust Long Duration Opportunities ETF	N/A
Sub-Total	$2,500,000
First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	N/A
Sub-Total	$300,000
First Trust Exchange-Traded Fund VI
Multi-Asset Diversified Income Index Fund	N/A
First Trust NASDAQ Technology Dividend Index Fund	N/A
First Trust S&P International Dividend Aristocrats ETF	N/A
First Trust BuyWrite Income ETF	N/A
First Trust Hedged BuyWrite Income ETF	N/A
First Trust Rising Dividend Achievers ETF	N/A
First Trust Dorsey Wright Focus 5 ETF	N/A
First Trust RBA American Industrial Renaissance® ETF	N/A
First Trust Dorsey Wright Momentum & Dividend ETF	N/A
First Trust Dorsey Wright International Focus 5 ETF	N/A
First Trust Dorsey Wright Dynamic Focus 5 ETF	N/A
First Trust Nasdaq Bank ETF	N/A
First Trust Nasdaq Food & Beverage ETF	N/A
First Trust Nasdaq Oil & Gas ETF	N/A
First Trust Nasdaq Pharmaceuticals ETF	N/A
First Trust Nasdaq Retail ETF	N/A
First Trust Nasdaq Semiconductor ETF	N/A
First Trust Nasdaq Transportation ETF	N/A
Developed International Equity Select ETF	N/A
Emerging Markets Equity Select ETF	N/A
Large Cap US Equity Select ETF	N/A
Mid Cap US Equity Select ETF	N/A
Small Cap US Equity Select ETF	N/A
US Equity Dividend Select ETF First Trust Indxx Innovative Transaction & Process ETF First Trust SMID Cap Rising Dividend Achievers ETF	N/A N/A N/A
First Trust Nasdaq Artificial Intelligence and Robotics ETF	N/A
First Trust Dorsey Wright DALI 1 ETF	N/A
First Trust Dorsey Wright Momentum & Low Volatility ETF	N/A
First Trust Dorsey Wright Momentum & Value ETF	N/A
First Trust International Developed Capital Strength ETF	N/A
Sub-Total	$2,500,000
First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	N/A
First Trust Alternative Absolute Return Strategy ETF	N/A
Sub-Total	$900,000
First Trust Exchange-Traded Fund VIII
First Trust CEF Income Opportunity ETF	N/A
First Trust Municipal CEF Income Opportunity ETF	N/A
First Trust TCW Opportunistic Fixed Income ETF	N/A
EquityCompass Risk Manager ETF	N/A
EquityCompass Tactical Risk Manager ETF	N/A
First Trust TCW Unconstrained Plus Bond ETF	N/A
First Trust Low Duration Strategic Focus ETF	N/A
FT Cboe Vest Fund of Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Buffer ETF - August	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – August	N/A
FT Cboe Vest U.S. Equity Buffer ETF – November	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – November	N/A
FT Cboe Vest U.S. Equity Buffer ETF - February	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – February	N/A
FT Cboe Vest U.S. Equity Buffer ETF - May	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – May	N/A
FT Cboe Vest U.S. Equity Buffer ETF - June	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – June	N/A
FT Cboe Vest U.S. Equity Buffer ETF – July	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF - July	N/A
FT Cboe Vest U.S. Equity Buffer ETF- September	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF- September	N/A
First Multi-Manager Large Growth ETF	N/A
First Trust TCW Securitized Plus ETF	N/A
First Trust Active Factor Large Cap ETF	N/A
First Trust Active Factor Mid Cap ETF	N/A
First Trust Active Factor Small Cap ETF	N/A
FT Cboe Vest U.S. Equity Buffer ETF – October	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – October	N/A
FT Cboe Vest U.S. Equity Buffer ETF – December	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – December	N/A
FT Cboe Vest Growth- 100 Buffer ETF – December	N/A
FT Cboe Vest International Equity Buffer ETF - December	N/A
FT Cboe Vest Fund of Deep Buffer ETFs	N/A
FT Cboe Vest U.S. Equity Deep Buffer ETF – January	N/A
FT Cboe Vest U.S. Equity Buffer ETF – January	N/A
First Trust TCW Emerging Markets Debt ETF	N/A
Sub-Total	$2,500,000
First Trust Series Fund
First Trust Preferred Securities and Income Fund	N/A
First Trust/Confluence Small Cap Value Fund	N/A
First Trust Short Duration High Income Fund	N/A
Sub-Total	$900,000

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	N/A
First Trust Multi Income Allocation Portfolio	N/A
First Trust Dorsey Wright Tactical Core Portfolio	N/A
First Trust Capital Strength Portfolio	N/A
First Trust International Developed Capital Strength Portfolio	N/A
Sub-Total	$1,250,000

GRAND TOTAL	$34,175,000

Appendix C

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$730
First Trust Multi Income Allocation Portfolio	$24
First Trust Dorsey Wright Tactical Core Portfolio	$36
First Trust Capital Strength Portfolio	$7
First Trust International Developed Capital Strength Portfolio	$1
Total	$798
First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	$79
First Trust Morningstar Dividend Leaders Index Fund	$1004
First Trust US Equity Opportunities ETF	$1,208
First Trust NASDAQ-100 Equal Weighted Index Fund	$738
First Trust NASDAQ-100-Technology Sector Index Fund	$2,212
First Trust NYSE Arca Biotechnology Index Fund	$1,556
First Trust Dow Jones Internet Index Fund	$8,020
First Trust Capital Strength ETF	$4,852
First Trust Total US Market AlphaDEX® ETF	$10
First Trust Value Line® Dividend Index Fund	$7,070
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	$95
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$458
First Trust S&P REIT Index Fund	$61
First Trust Chindia ETF	$138
First Trust Natural Gas ETF	$53
First Trust Water ETF	$425
First Trust Value Line® 100 Exchange-Traded Fund	$28
First Trust NASDAQ® ABA Community Bank Index Fund	$46
First Trust Dorsey Wright People’s Portfolio ETF	$11
First Trust Dow 30 Equal Weight ETF	$33
First Trust Lunt U.S. Factor Rotation ETF	$82
FT Cboe Vest Gold Strategy Quarterly Buffer ETF	$0
FT Cboe Vest Gold Strategy Target Income ETF	$0
Total	$28,179
First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	$144
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$26
First Trust Dow Jones Global Select Dividend Index Fund	$275
First Trust Global Wind Energy ETF	$165
First Trust Global Engineering and Construction ETF	$5
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$46
First Trust Indxx Global Natural Resources Income ETF	$5
First Trust Indxx Global Agriculture ETF	$2
First Trust BICK Index Fund	$49
First Trust Indxx NextG ETF	$473
First Trust NASDAQ Global Auto Index Fund	$24
First Trust Cloud Computing ETF	$3,960
First Trust International Equity Opportunities ETF	$290
First Trust Nasdaq Cybersecurity ETF	$1,744
First Trust IPOX® Europe Equity Opportunities ETF	$2
First Trust Dow Jones International Internet ETF	$39
Total	$7,249
First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	$723
First Trust Mid Cap Core AlphaDEX® Fund	$466
First Trust Small Cap Core AlphaDEX® Fund	$326
First Trust Large Cap Value AlphaDEX® Fund	$490
First Trust Large Cap Growth AlphaDEX® Fund	$798
First Trust Multi Cap Value AlphaDEX® Fund	$41
First Trust Multi Cap Growth AlphaDEX® Fund	$141
First Trust Consumer Discretionary AlphaDEX® Fund	$871
First Trust Consumer Staples AlphaDEX® Fund	$202
First Trust Energy AlphaDEX® Fund	$90
First Trust Financials AlphaDEX® Fund	$381
First Trust Health Care AlphaDEX® Fund	$1,019
First Trust Industrials/Producer Durables AlphaDEX® Fund	$174
First Trust Materials AlphaDEX® Fund	$84
First Trust Technology AlphaDEX® Fund	$1,728
First Trust Utilities AlphaDEX® Fund	$162
First Trust Mid Cap Growth AlphaDEX® Fund	$297
First Trust Mid Cap Value AlphaDEX® Fund	$26
First Trust Small Cap Growth AlphaDEX® Fund	$123
First Trust Small Cap Value AlphaDEX® Fund	$47
First Trust Mega Cap AlphaDEX® Fund	$18
Total	$8,207
First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	$316
First Trust Emerging Markets AlphaDEX® Fund	$317
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$12
First Trust Europe AlphaDEX® Fund	$279
First Trust Latin America AlphaDEX® Fund	$8
First Trust Brazil AlphaDEX® Fund	$6
First Trust China AlphaDEX® Fund	$40
First Trust Japan AlphaDEX® Fund	$33
First Trust South Korea AlphaDEX® Fund	$2
First Trust Germany AlphaDEX® Fund	$62
First Trust Canada AlphaDEX® Fund	$2
First Trust Australia AlphaDEX® Fund	$2
First Trust United Kingdom AlphaDEX® Fund	$12
First Trust India NIFTY 50 Equal Weight ETF	$2
First Trust Hong Kong AlphaDEX® Fund	$3
First Trust Switzerland AlphaDEX® Fund	$58
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$6
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$108
First Trust Eurozone AlphaDEX® ETF	$21
Total	$1,289
First Trust Open-End Funds
First Trust Preferred Securities and Income Fund	$224
First Trust/Confluence Small Cap Value Fund	$27
First Trust Short Duration High Income Fund	$137
Total	$388
First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	$4,226
First Trust Managed Municipal ETF	$1,337
First Trust Long/Short Equity ETF	$229
First Trust Emerging Markets Local Currency Bond ETF	$141
First Trust RiverFront Dynamic Asia Pacific ETF	$8
First Trust RiverFront Dynamic Developed International ETF	$108
First Trust RiverFront Dynamic Europe ETF	$14
First Trust RiverFront Dynamic Emerging Markets ETF	$37
First Trust Horizon Managed Volatility Domestic ETF	$158
First Trust Horizon Managed Volatility Developed International ETF	$87
First Trust California Municipal High Income ETF	$70
First Trust Institutional Preferred Securities and Income ETF	$241
First Trust Municipal High Income ETF	$94
First Trust Ultra Short Duration Municipal ETF	$74
First Trust Short Duration Managed Municipal ETF	$50
First Trust Merger Arbitrage ETF	$12
First Trust Horizon Managed Volatility Small/Mid ETF	$10
Total	$6,896
First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	$1,342
First Trust Tactical High Yield ETF	$1,574
First Trust Senior Loan Fund	$1,048
First Trust Enhanced Short Maturity ETF	$4,054
First Trust Strategic Income ETF	$40
First Trust Low Duration Opportunities ETF	$4,904
First Trust SSI Strategic Convertible Securities ETF	$194
First Trust EIP Carbon Impact ETF	$2
First Trust Long Duration Opportunities ETF	$15
Total	$13,173
First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	$26
Total	$26
First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	$992
Multi-Asset Diversified Income Index Fund	$350
First Trust S&P International Dividend Aristocrats ETF	$14
First Trust BuyWrite Income ETF	$43
First Trust Hedged BuyWrite Income ETF	$4
First Trust Rising Dividend Achievers ETF	$1,038
First Trust Dorsey Wright Focus 5 ETF	$1,632
First Trust RBA American Industrial Renaissance® ETF	$37
First Trust Dorsey Wright Momentum & Dividend ETF	$23
First Trust Dorsey Wright International Focus 5 ETF	$175
First Trust Dorsey Wright Dynamic Focus 5 ETF	$178
First Trust SMID Cap Rising Dividend Achievers ETF	$8
First Trust Indxx Innovative Transaction & Process ETF	$34
First Trust Nasdaq Artificial Intelligence and Robotics ETF	$97
First Trust Nasdaq Bank ETF	$51
First Trust Nasdaq Food & Beverage ETF	$2
First Trust Nasdaq Oil & Gas ETF	$12
First Trust Nasdaq Pharmaceuticals ETF	$13
First Trust Nasdaq Retail ETF	$5
First Trust Nasdaq Semiconductor ETF	$40
First Trust Nasdaq Transportation ETF	$500
Developed International Equity Select ETF	$19
Emerging Markets Equity Select ETF	$5
Large Cap US Equity Select ETF	$15
Mid Cap US Equity Select ETF	$10
Small Cap US Equity Select ETF	$6
US Equity Dividend Select ETF	$3
First Trust Dorsey Wright DALI 1 ETF	$10
First Trust Dorsey Wright Momentum & Value ETF	$11
First Trust Dorsey Wright Momentum & Low Volatility ETF	$98
First Trust International Developed Capital Strength ETF	$0
Total	$5,425
First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	$132
First Trust Alternative Absolute Return Strategy ETF	$38
Total	$170
First Trust Exchange-Traded Fund VIII
First Trust CEF Income Opportunity ETF	$25
First Trust Municipal CEF Income Opportunity ETF	$7
First Trust TCW Opportunistic Fixed Income ETF	$3,152
EquityCompass Risk Manager ETF	$8
EquityCompass Tactical Risk Manager ETF	$10
First Trust TCW Unconstrained Plus Bond ETF	$173
First Trust Low Duration Strategic Focus ETF	$105
FT Cboe Vest U.S. Equity Buffer ETF - August	$57
FT Cboe Vest U.S. Equity Deep Buffer ETF - August	$110
FT Cboe Vest U.S. Equity Buffer ETF - November	$105
FT Cboe Vest U.S. Equity Deep Buffer ETF - November	$111
First Trust Active Factor Large Cap ETF	$2
First Trust Active Factor Mid Cap ETF	$1
First Trust Active Factor Small Cap ETF	$1
FT Cboe Vest U.S. Equity Buffer ETF - February	$187
FT Cboe Vest U.S. Equity Deep Buffer ETF - February	$421
FT Cboe Vest U.S. Equity Buffer ETF - May	$42
FT Cboe Vest U.S. Equity Deep Buffer ETF - May	$10
FT Cboe Vest U.S. Equity Buffer ETF - June	$41
FT Cboe Vest U.S. Equity Deep Buffer ETF -June	$17
FT Cboe Vest U.S. Equity Buffer ETF - July	$28
FT Cboe Vest U.S. Equity Deep Buffer ETF -July	$13
First Trust TCW Securitized Plus ETF	$20
First Trust Multi-Manager Large Growth ETF	$2
FT Cboe Vest Fund of Buffer ETFs	$13
FT Cboe Vest U.S. Equity Deep Buffer ETF - September	$19
FT Cboe Vest U.S. Equity Buffer ETF - September	$6
FT Cboe Vest U.S. Equity Buffer ETF- October	$1
FT Cboe Vest U.S. Equity Deep Buffer ETF- October	$0
FT Cboe Vest U.S. Equity Buffer ETF - December	$1
FT Cboe Vest U.S. Equity Deep Buffer ETF - December	$1
FT Cboe Vest Growth-100 Buffer ETF - December	$1
FT Cboe Vest International Equity Buffer ETF - December	$0
FT Cboe Vest Fund of Deep Buffer ETFs	$0
FT Cboe Vest U.S. Equity Deep Buffer ETF - January	$1
FT Cboe Vest U.S. Equity Buffer ETF - January	$1
FT TCW Emerging Markets Debt ETF	$0
Total	$4,692

First Trust Closed-End Funds
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$83
First Trust Energy Income and Growth Fund	$234
First Trust Enhanced Equity Income Fund	$263
First Trust/Aberdeen Global Opportunity Income Fund	$151
First Trust Mortgage Income Fund	$50
First Trust/Aberdeen Emerging Opportunity Fund	$62
First Trust Specialty Finance and Financial Opportunities Fund	$39
First Trust Senior Floating Rate Income Fund II	$369
First Trust High Income Long/Short Fund	$421
First Trust Energy Infrastructure Fund	$195
First Trust MLP and Energy Income Fund	$286
First Trust New Opportunities MLP & Energy Fund	$121
First Trust Senior Floating Rate 2022 Target Term Fund	$371
First Trust Intermediate Duration Preferred & Income Fund	$1,564
First Trust Dynamic Europe Equity Income Fund	$216
First Trust High Yield Opportunities 2027 Term Fund	$841
Total	$5,266

First Trust Advisors L.P.	$47,692
First Trust Portfolios L.P.	$6,813
Total	$136,263